                                                                    Exhibit 10.4

[CTTC LOGO]
                                Instalment Note

                       (Use with Trust Deed From CTTC 7)

$500,000.00            Chicago, Illinois            February 1, 1995

     FOR VALUE RECEIVED, *The Leap Partnership, Inc. promise to pay the THE ORDER OF R. Steven Lutterbach the principal sum of five hundred thousand ($500,000.00) Dollars and interest from February 1, 1995, on the balance of principal remaining from time to time unpaid at the rate of Prime + 1 1/2(*) per cent per annum payable in instalments (including principal and interest) as follows: accrued interest or more on the last day of each month, and principal reductions as required by mortgagee or more on the last day of each month thereafter until this note is fully paid except that the final payment of principal and interest, if not sooner paid, shall be due on the 1st day of August, 1995. All such payments on account of the indebtedness evidenced by this note shall be first applied to interest on the unpaid principal balance and the remainder to principal.

     The principal of each of said instalments unless paid when due shall bear interest after maturity at the rate of Prime + 3% per cent per annum. Said
payments are to be made                , as the legal holder of this note may,
from time to time, in writing appoint, and in the absence of such appointment, then at the office of

                        R. Steven Lutterbach
                        2511 Fairway Drive
                        Michigan City, Indiana 46360

     **(Prime rate as published by Wall Street Journal; plus applicable "closing costs".)

     The payment of this note is secured by trust deed, bearing even date herewith, to Chicago Title and Trust Company, Trustee, on real estate in the County of Cook, Illinois; and it is agreed that at the election of the holder or holders hereof and without notice, the principal sum remaining unpaid hereon, together with accrued interest thereon, shall become at once due and payable at the place of payment aforesaid in case of default in the payment of principal or interest when due in accordance with the terms hereof or in case default shall occur and continue for three days (in which event election may be made at any time after the expiration of said three days, without notice) in the performance of any other agreement contained in said trust deed.

     All parties hereto severally waive presentment for payment, notice of dishonor, protest and notice of protest.

Identification No.    783409
                  ---------------
CHICAGO TITLE AND TRUST COMPANY,
                          Trustee


By   [SIGNATURE OF ASSISTANT SECRETARY]
   ----------------------------------------
                        Assistant Secretary
                   Assistant Vice President


The Leap Partnership, Inc.
- -------------------------------------------------


/s/ Fred Smith
- -------------------------------------------------
Fred Smith, President


/s/ Joe Sciarrotta
- -------------------------------------------------
Joe Sciarrotta, Vice President


/s/ George Gier
- -------------------------------------------------
George Gier, Secretary



                                  IMPORTANT!

THIS IS A VALUABLE DOCUMENT! WHEN FULLY PAID, THIS NOTE AND THE TRUST DEED SECURING IT MUST BE SURRENDERED TO THE PARTY OBLIGED TO MAKE THE FINAL PAYMENT. THAT PARTY MUST IMMEDIATELY THEREAFTER PRESENT THIS NOTE AND THE TRUST DEED SECURING IT TO CHICAGO TITLE AND TRUST COMPANY, TRUSTEE, IN ORDER TO OBTAIN A RELEASE DEED.

================================================================================
                                INSTALMENT NOTE
================================================================================

       The Leap Partnership, Inc.
Maker
     ------------------------------------
       22 West Hubbard Street
       Chicago, Illinois 60610
- -----------------------------------------

Date   February 1, 1995


Amount $500,000.00


Instalment


Last payment due  August 1, 1995






  Principal and Interest Payable at the Office of

  R. Steve Lutterbach
- ----------------------------------------------------

  2511 Fairway Drive
- ----------------------------------------------------

  Michigan City, Indiana  46360
================================================================================

[LOGO]
                               CHICAGO TITLE AND
                                 TRUST COMPANY

                          111 WEST WASHINGTON STREET
                                 CHICAGO 60602

================================================================================

================================================================================
                          Received on the within NOte
                              the following sums:
================================================================================
  DATE           INTEREST         PRINCIPAL          REMARKS
- --------------------------------------------------------------------------------
  19           Dollars   Co.   Dollars   Co.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

================================================================================

TRUSTEE'S DEED


Form 2459 Rev. 5-77   Individual         The above space for recorders use only
_______________________________________________________________________________
THIS INDENTURE, made this 9TH day of March, 1994, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a corporation duly organized and existing as a national banking association under the laws of the United States of America, and duly authorized to accept and execute trusts within the State of Illinois, not personally but as Trustee under the provisions of a deed or deeds in trust duly recorded and delivered to said national banking association in pursuance of a certain Trust Agreement, dated the 8TH day of JANUARY, 1986, and known as Trust Number 66420, party of the first part, and THE LEAP PARTNERSHIP, INC.
                          22 W. HUBBARD, CHICAGO, ILLINOIS 60610.
                                party of the second part.

WITNESSETH, that said party of the first part, in consideration of the sum of
- -TEN AND NO/100---------($10.00)-------------- Dollars, and other good and valuable considerations in hand paid, does hereby convey and quit claim unto said parties of the second part, the following described real estate, situated in COOK County, Illinois, to-wit:


LOT 5 AND THE WEST 1 AND 1/3 FEET OF LOT 4 IN WOLCOTT'S ADDITION TO CHICAGO IN THE EAST 1/2 OF THE NORTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANG3 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.


PIN # 17-09-255-022-0000


together with the tenements and appurtenances thereunto belonging.

TO HAVE AND TO HOLD the same unto said party of the second part, and to the proper use, benefit and behoof, forever, of said party of the second part.







This deed is executed by the party of the first part, as Trustee, as aforesaid, pursuant to and in the exercise of the power and authority granted to and vested in it by the terms of said Deed or Deeds in Trust and the provisions of said Trust Agreement above mentioned, and of every other power and authority thereunto enabling. This deed is made subject to the liens of all trust deeds and/or mortgages upon said real estate, if any, recorded or registered in said county.

IN WITNESS WHEREOF, said party of the first part has caused its corporate seal to be hereto affixed, and has caused its name to be signed to these presents by one of its Vice Presidents or its Assistant Vice Presidents and attested by its Assistant Secretary, the day and year first above written.



                          AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO
                              as Trustee, as aforesaid, and not personally

[SEAL LOGO]             By______________________________________________________

                                                                  VICE PRESIDENT



                        Attest__________________________________________________
                                                             ASSISTANT SECRETARY

________________________________________________________________________________

STATE OF ILLINOIS,   )
COUNTY OF COOK       )   SS.


THIS INSTRUMENT
PREPARED BY
PETER H. JOHANSEN
______________________
AMERICAN NATIONAL BANK
AND TRUST COMPANY
OF CHICAGO
33 N. LASALLE
CHICAGO, ILLINOIS

 I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY, that the above named ______________________ Vice President and Assistant Secretary of the AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, A National Banking Association. Grantor, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ___________________ Vice President and Assistant Secretary respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said National Banking Association for the uses and purposes therein set forth; and the said Assistant Secretary then and there acknowledged that said Assistant Secretary as custodian of the corporate seal of said National Banking Association caused the corporate seal of said National Banking Association to be affixed to said instrument as said Assistant Secretary's own free and voluntary act and as the free and voluntary act of said National Banking Association for the uses and purposes therein set forth.

              --------------------------------          Date 3/11/94
                       "OFFICIAL SEAL"
                        DOROTHY THIEL               /S/ DOROTHY THIEL
              NOTARY PUBLIC, STATE OF ILLINOIS
DET            My Commission Expires 02/11/96           Notary Public
              --------------------------------

_______________________________________________________________________________

    D  NAME         Leap Partnership, Inc.                 FOR INFORMATION ONLY
    E                                            INSERT STREET ADDRESS OF ABOVE
    L                                                   DESCRIBED PROPERTY HERE
    I  STREET       22 W. HUBBARD
    V                                            22 W. HUBBARD
    E                                            ______________________________
    R  CITY         Chicago, Illinois 60610
    Y                                             CHICAGO, ILLINOIS
                             OR                  ______________________________
       INSTRUCTIONS

       RECORDER'S OFFICE BOX NUMBER  BOX 333
                                    ---------

_______________________________________________________________________________
               This space for affixing riders and revenue stamps

                      2                     STATE OF ILLINOIS        ---
           COOK       2      [SEAL]      REAL ESTATE TRANSFER TAX    ---
       CO. NO. 016    4                            *  *  *           ---
                      9    P.B.10686    MAR 15'94  DEPT. OF  525.00  ---
                      4                            REVENUE           ---
                      6                                              ---


                0                  Cook County
                7          REAL ESTATE TRANSACTION TAX
                9                                ---------- ---
                8  REVENUE    ---------                     ---
                5   STAMP     MAR 15'94  [SEAL]  2 6 2. 5 0 ---
                8  P.B.11424  ---------                     ---
                                                 ---------- ---


                *    0               CITY OF CHICAGO              *
                     3         REAL ESTATE TRANSACTION TAX
                *    0    ------------------------------------    *
                     6     DEPT. OF
                *    3     REVENUE   MAR 15'94  [SEAL]  999.00    *
                     6    P.B.11187
                *                                      -------    *


                             COOK COUNTY, ILLINOIS
                               FILED FOR RECORD

                              94 MAR 15  PM  1:37


                *    0               CITY OF CHICAGO              *
                     3         REAL ESTATE TRANSACTION TAX
                *    0    ------------------------------------    *
                     6     DEPT. OF
                *    3     REVENUE   MAR 15'94  [SEAL]  999.00    *
                     7    P.B.11187
                *                                      -------    *


                *    0               CITY OF CHICAGO              *
                     3         REAL ESTATE TRANSACTION TAX
                *    0    ------------------------------------    *
                     6     DEPT. OF
                *    3     REVENUE   MAR 15'94  [SEAL]  999.00    *
                     8    P.B.11187
                *                                      -------    *


                *    0               CITY OF CHICAGO              *
                     3         REAL ESTATE TRANSACTION TAX
                *    0    ------------------------------------    *
                     6     DEPT. OF
                *    3     REVENUE   MAR 15'94  [SEAL]  940.50    *
                     9    P.B.11187
                *                                      -------    *

COOK COUNTY, ILLINOIS
  FILED FOR RECORD
  94 MAR 15 PM 1:37

030637
CITY OF CHICAGO
REAL ESTATE TRANSACTION TAX
- ---------------------------
DEPT. OF REVENUE
P.B. 11187

MAR 15 '94

[SEAL]

999.00
- ---------------------------

030638
CITY OF CHICAGO
REAL ESTATE TRANSACTION TAX
- ---------------------------
DEPT. OF REVENUE
P.B. 11187

MAR 15 '94

[SEAL]

999.00
- ---------------------------

030639
CITY OF CHICAGO
REAL ESTATE TRANSACTION TAX
- ---------------------------
DEPT. OF REVENUE
P.B. 11187

MAR 15 '94

[SEAL]

940.50
- ---------------------------

                                     |
[LOGO OF CHICAGO]     TRUST DEED     |
[TITLE AND TRUST]       783409       |
[    COMPANY    ]      95271933      |
                                     |
                             CTTC 7  |  THE ABOVE SPACE FOR RECORDER'S USE ONLY
________________________________________________________________________________

THIS INDENTURE, made February 1, 1995, between

       The Leap Partnership, Inc.

herein referred to as "Mortgagors," and CHICAGO TITLE AND TRUST COMPANY, an Illinois corporation doing business in Chicago, Illinois, herein referred to as TRUSTEE, witnesseth:

THAT, WHEREAS the Mortgagors are justly indebted to the legal holders of the Instalment Note hereinafter described, said legal holder or holders being herein referred to as Holders of the Note, in the principal sum of five hundred thousand ($500,000.00) Dollars, evidenced by one certain Instalment Note of the Mortgagors of even date herewith, made payable to THE ORDER OF R. Steven Lutterbach, "mortgagee" and delivered, in and by which said Note the Mortgagors promise to pay the said principal sum and interest from February 1, 1995 on the balance of principal remaining from time to time unpaid at the rate of Prime+ 1-1/2(*) per cent per annum in instalments (including principal and interest) as follows:

**(Prime rate as published by Wall Street Journal; plus applicable "closing costs".) accrued interest or more on the last day of each month, and principal reductions as required by mortgage or more on the last day of each month thereafter until said note is fully paid except that the final payment of principal and interest, if not sooner paid, shall be due on the 1st day of August 1995. All such payments on account of the indebtedness evidenced by said note to be first applied to interest on the unpaid principal balance and the remainder to principal; provided that the principal of each instalment unless paid when due shall bear interest at the rate of Prime+3% per annum, and all of said principal and interest being made payable as the holders of the note may, from time to time, in writing appoint, and in absence of such appointment, then at the office of R. Steven Lutterbach, 2511 Fairway Drive, Michigan City, Indiana 46360.

     NOW, THEREFORE, the Mortgagors to secure the payment of the said principal sum of money and said interest in accordance with the terms, provisions and limitations of this trust deed, and the performance of the covenants and agreements herein contained, by the Mortgagors to be performed, and also in consideration of the sum of One Dollar in hand paid, the receipt whereof is hereby acknowledged, do by these presents CONVEY and WARRANT unto the Trustee, its successors and assigns, the following described Real Estate and all of their estate, right, title and interest therein, situate, lying and being in the City of Chicago COUNTY OF Cook AND STATE OF ILLINOIS, to wit:

Legal Description:
Lot 5 and the West 1 and 1/3 feet of Lot 4 in Wolcott's addition to Chicago in the East 1/2 of the North East 1/4 of Section 9, Township 39 North, Range 14 East and the Third Principal Meridian in Cook County, Illinois.

Property Address:                                   [COOK COUNTY
22 West Hubbard Street                                RECORDER
Chicago, Illinois 60610                                STAMP]

PIN #:
Volume 500    Tax No. 17-09-255-022-0000

which, with the property hereinafter described, is referred to herein as the "premises,"

     TOGETHER with all improvements, tenements, easements, fixtures, and appurtenances thereto belonging, and all rents, issues and profits thereof for so long and during all such times as Mortgagors may be entitled thereto (which are pledged primarily and on a parity with said real estate and not secondarily) and all apparatus, equipment or articles now or hereafter therein or thereon used to supply heat, gas, air conditioning, water, light, power, refrigeration (whether single units or centrally controlled), and ventilation, including (without restricting the foregoing), screens, window shades, storm doors and windows, floor coverings, inador beds, awnings, stoves and water heaters. All of the foregoing are declared to be a part of said real estate whether physically attached thereto or not, and it is agreed that all similar apparatus, equipment or articles hereafter placed in the premises by the mortgagors or their successors or assigns shall be considered as constituting part of the real estate.

     TO HAVE AND TO HOLD the premises unto the said Trustee, its successors and assigns, forever, for the purposes, and upon the uses and trusts herein set forth, free from all rights and benefits under and by virtue of the Homestead Exemption Laws of the State of Illinois, which said rights and benefits the Mortgagors do hereby expressly release and waive.

     This trust deed consists of two pages. The covenants, conditions and provisions appearing on page 2 (the reverse side of this trust deed) are incorporated herein by reference and are a part hereof and shall be binding on the mortgagors, their heirs, successors and assigns.

     WITNESS the hand _____ and seal _____ of Mortgagors the day and year first above written.


The Leap Partnership, Inc.                    /s/ Fred Smith
_____________________________ [SEAL]          ___________________________ [SEAL]
                                              Fred Smith, President


/s/ Joe Sciarrotta                            /s/ George Gier
_____________________________ [SEAL]          ___________________________ [SEAL]
Joe Sciarrotta, Vice President                George Gier, Secretary

________________________________________________________________________________

STATE OF ILLINOIS,  )         I, Philip E. Ruben a Notary Public in and for and
                    ) SS.     residing in said County, in the State aforesaid,
County of Cook      )         DO HEREBY CERTIFY THAT Fred Smith and George Gier
                              who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act, for the uses and purposes set forth.
    [NOTARY SEAL]
                              ???[copy illegible]??? my hand and Notarial Seal this 1st day of February 1995.

                                           /s/ Philip E. Ruben    Notary Public
                                        -------------------------
Notarial Seal

- -------------------------------------------------------------------------------

  THE COVENANTS, CONDITIONS AND PROVISIONS REFERRED TO ON PAGE I (THE REVERSE SIDE OF THIS TRUST DEED):

    1. Mortgagors shall (a) promptly repair, restore or rebuild any buildings or improvements now or hereafter on the premises which may become damaged or be destroyed; (b) keep said premises in good condition and repair, without waste, and free from mechanic's or other liens or claims for lien not expressly subordinated to the lien hereof; (c) pay when due any indebtedness which may be secured by a lien or charge on the premises superior to the lien hereof, and upon request exhibit satisfactory evidence of the discharge of such prior lien to Trustee or to holders of the note; (d) complete within a reasonable time any building or buildings now or at any time in process of erection upon said premises; (e) comply with all requirements of law or municipal ordinances with respect to the premises and the use thereof; (f) make no material alterations in said premises except as required by law or municipal ordinance.

    2. Mortgagors shall pay before any penalty attaches all general taxes, and shall pay special taxes, special assessments, water charges, sewer service charges, and other charges against the premises when due, and shall, upon written request, furnish to Trustee or to holders of the note duplicate receipts therefor. To prevent default hereunder Mortgagors shall pay in full under protest, in the manner provided by statute, any tax or assessment which Mortgagors may desire to contest.

    3. Mortgagors shall keep all buildings and improvements now or hereafter situated on said premises insured against loss or damage by fire, lightning or windstorm (and flood damage, where the lender is required by law to have its loan so insured) under policies providing for payment by the insurance companies of moneys sufficient either to pay the cost of replacing or repairing the same or to pay in full the indebtedness secured hereby, all in companies satisfactory to the holders of the note, under insurance policies payable, in case of loss or damage, to Trustee for the benefit of the holders of the note, such rights to be evidenced by the standard mortgage clause to be attached to each policy, and shall deliver all policies, including additional and renewal policies, to holders of the note, and in case of insurance about to expire, shall deliver renewal policies not less than ten days prior to the respective dates of expiration.

    4. In case of default therein, Trustee or the holders of the note may, but need not, make any payment or perform any act hereinbefore required of Mortgagors in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting said premises or contest any tax or assessment. All moneys paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorney's fees, and any other moneys advanced by Trustee or the holders of the note to protest the mortgaged premises and the lien hereof, plus reasonable compensation to Trustee for each matter concerning which action herein authorized may be taken, shall be so much additional indebtedness secured hereby and shall become immediately due and payable without notice and with interest thereon at a rate equivalent to the post maturity rate set forth in the note securing this trust deed, if any, otherwise the prematurity rate set forth therein. Inaction of Trustee or holders of the note shall never be considered as a waiver of any right accruing to them on account of any default hereunder on the part of Mortgagors.

    5. The Trustee or the holders of the note hereby secured making any payment hereby authorized relating to taxes or assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof.

    6. Mortgagors shall pay each item of indebtedness herein mentioned, both principal and interest, when due according to the terms hereof. At the option of the holders of the note, and without notice to Mortgagors, all unpaid indebtedness secured by this Trust Deed shall, notwithstanding anything in the note or in this Trust Deed to the contrary, become due and payable (a) immediately in the case of default in making payment of any instalment of principal or interest on the note, or (b) when default shall occur and continue for three days in the performance of any other agreement of the Mortgagors herein contained.

    7. When the indebtedness hereby secured shall become due whether by acceleration or otherwise, holders of the note or Trustee shall have the right to foreclose the lien hereof. In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Trustee or holders of the note for attorneys' fees, Trustee's fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Torrens certificates, and similar data and assurances with respect to title as Trustee or holders of the note may deem to be reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the premises. All expenditures and expenses of the nature in this paragraph mentioned shall become so much additional indebtedness secured hereby and immediately due and payable, with interest thereon at a rate equivalent to the post maturity rate set forth in the note securing this trust deed, if any, otherwise the prematurity rate set forth therein, when paid or incurred by Trustee or holders of the note in connection with (a) any proceeding, including probate and bankruptcy proceedings, to which either of them shall be a party, either as plaintiff, claimant or defendant, by reason of this trust deed or any indebtedness hereby secured; or (b) preparations for the commencement of any suit for the foreclosure hereof after accrual of such right to foreclose whether or not actually commenced; or (c) preparations for the defense of any threatened suit or proceeding which might affect the premises or the security hereof, whether or not actually commenced.

    8. The proceeds of any foreclosure sale of the premises shall be distributed and applied in the following order of priority: First, on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in the preceding paragraph hereof; second, all other items which under the terms hereof constitute secured indebtedness additional to that evidenced by the note, with interest thereon as herein provided; third, all principal and interest remaining unpaid on the note; fourth, any overplus to Mortgagors, their heirs, legal representatives or assigns, as their rights may appear.

    9. Upon, or at any time after the filing of a bill to foreclose this trust deed, the court in which such bill is filed may appoint a receiver of said premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagors at the time of application for such receiver and without regard to the then value of the premises or whether the same shall be then occupied as a homestead or not and the Trustee hereunder may be appointed as such receiver. Such receiver shall have power to collect the rents, issues and profits of said premises during the pendency of such foreclosure suit and, in case of a sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Mortgagors, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the premises during the whole of said period. The Court from time to time may authorize the receiver to apply the net income in his hands in payment in whole or in part of: (a) The indebtedness secured hereby, or by any decree foreclosing this trust deed, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; (b) the deficiency in case of a sale and deficiency.

    10. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the note hereby secured.

    11. Trustee or the holders of the note shall have the right to inspect the premises at all reasonable times and access thereto shall be permitted for that purpose.

    12. Trustee has no duty to examine the title, location, existence or condition of the premises, or to inquire into the validity of the signatures or the identity, capacity, or authority of the signatories on the note or trust deed, nor shall Trustee be obligated to record this trust deed or to exercise any power herein given unless expressly obligated by the terms hereof, nor be liable for any acts or omissions hereunder, except in case of its own gross negligence or misconduct or that of the agents or employees of Trustee, and it may require indemnities satisfactory to it before exercising any power herein given.

    13. Trustee shall release this trust deed and the lien thereof by proper instrument upon presentation of satisfactory evidence that all indebtedness secured by this trust deed has been fully paid; and Trustee may execute and deliver a release hereof to and at the request of any person who shall, either before or after maturity thereof, produce and exhibit to Trustee the note, representing that all indebtedness hereby secured has been paid, which representation Trustee may accept as true without inquiry. Where a release is requested of a successor trustee, such successor trustee may accept as the genuine note herein described any note which bears an identification number purporting to be placed thereon by a prior trustee hereunder or which conforms in substance with the description herein contained of the note and which purports to be executed by the persons herein designated as the makers thereof; and where the release is requested of the original trustee and it has never placed its identification number on the note described herein, it may accept as the genuine note herein described any note which may be presented and which conforms in substance with the description herein contained of the note and which purports to be executed by the persons herein designated as makers thereof.

    14. Trustee may resign by instrument in writing filed in the office of the Recorder or Registrar of Titles in which this instrument shall have been recorded or filed. In case of the resignation, inability or refusal to act of Trustee, the then Recorder of Deeds of the county in which the premises are situated shall be Successor in Trust. Any Successor in Trust hereunder shall have the identical title, powers and authority as are herein given Trustee.

    15. This Trust Deed and all provisions hereof, shall extend to and be binding upon Mortgagors and all persons claiming under or through Mortgagors, and the word "Mortgagors" when used herein shall include all such persons and all persons liable for the payment of the indebtedness or any part thereof, whether or not such persons shall have executed the note or this Trust Deed. The word "note" when used in this instrument shall be construed to mean "notes" when more than one note is used.

    16. Before releasing this trust deed, Trustee or successor shall receive for its services a fee as determined by its rate schedule in effect when the release deed is issued. Trustee or successor shall be entitled to reasonable compensation for any other act or service performed under any provisions of this trust deed. The provisions of the "Trust And Trustees Act" of the State of Illinois shall be applicable to this trust deed.

- -------------------------------------------------------------------------------

              IMPORTANT!

FOR THE PROTECTION OF BOTH THE BORROWER
AND LENDER THE INSTALMENT NOTE SECURED
BY THIS TRUST DEED HOLDER IDENTIFIED BY
CHICAGO TITLE AND TRUST COMPANY,
TRUSTEE, BEFORE THE TRUST DEED IS FILED
OF RECORD.

   [X]
MAIL TO:  Mr. Philip E. Ruben, Esquire
          Kwiatt, Silverman & Ruben, Ltd.
          500 Central Avenue
          Northfield, Illinois 60093



                                                         783409
                                 Identification No.____________________________

                                        CHICAGO TITLE AND TRUST COMPANY,
                                                                       Trustee.

                                                 (Signature of Xxxxx)
                                 By____________________________________________
                                   Assistant Secretary/Assistant Vice President


                                 FOR RECORDER'S INDEX PURPOSES INSERT STREET
                                 ADDRESS OF ABOVE DESCRIBED PROPERTY HERE

                                              22 West Hubbard Street
                                 _______________________________________________

                                              Chicago, Illinois 60610
                                 _______________________________________________